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                                                                   Page 11 of 12


                                    Exhibit 1

                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree, as of December 9, 2005, that only one statement containing the information required by Schedule 13G, and each amendment thereto, need be filed with respect to the ownership by each of the undersigned of shares of common stock of Nobel Learning Communities, Inc., and such statement to which this Joint Filing Agreement is attached as Exhibit 1 is filed on behalf of each of the undersigned.

                                        MIDWOOD CAPITAL PARTNERS, L.P.

                                        By: Midwood Capital Management LLC
                                            General Partner


                                        By: /s/ David E. Cohen
                                            ------------------------------------
                                        David E. Cohen
                                        Manager


                                        MIDWOOD CAPITAL
                                        PARTNERS QP, L.P.

                                        By: Midwood Capital Management LLC
                                            General Partner


                                        By: /s/ David E. Cohen
                                            ------------------------------------
                                        David E. Cohen
                                        Manager


                                        MIDWOOD CAPITAL MANAGEMENT LLC


                                        By: /s/ David E. Cohen
                                            ------------------------------------
                                        David E. Cohen
                                        Manager

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                                                                   Page 12 of 12


                                        DAVID E. COHEN


                                        /s/ David E. Cohen
                                        ----------------------------------------
                                        David E. Cohen


                                        ROSS D. DEMONT


                                        /s/ Ross D. DeMont
                                        ----------------------------------------
                                        Ross D. DeMont